COMMITMENTS	12 Months Ended
Dec. 31, 2022
COMMITMENTS
COMMITMENTS

28.COMMITMENTS

In the normal course of business, the Company enters into contracts that give rise to commitments. As at December 31, 2022, the Company had issued $2,830 of purchase orders for the acquisition of property, plant and equipment and $4,084 in relation to the operations.

Royalty

The Company issued a 3% net smelter royalty (“NSR”) over the Matawinie graphite property to Pallinghurst for an aggregate purchase price of $4,306. For a period of three years following issuance (August 28, 2020), the royalty is subject to a 1% buy back right in favour of the Company for a buy-back price of $1,306 plus an amount equal to interest accrual at a rate of 9% per annum from and after the closing of the royalty transaction up to the buyback date.

Matawinie Property

A large part of the property is subject to a 0.20% NSR, which can be purchased by the Company for $200.

Collaboration and sharing of benefits.

On January 23, 2020, the Company signed a benefit-sharing agreement with the municipality of Saint-Michel-des-Saints as part of the Matawinie mining project. Through this agreement and throughout the mine’s commercial operating life, the Company will contribute up to 2% of its net future positive cash flow after taxes to the municipality, subject to a minimum payment of $400, annually.